UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2015

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 15, 2015, Hecla Mining Company (the “Company” or “Hecla”) and our wholly owned subsidiary, RHL Holdings, Inc. (“RHL”) completed the acquisition of Revett Mining Company, Inc. (“Revett”) pursuant to the terms of the March 26, 2015 Agreement and Plan of Merger among the parties, as amended (the “Agreement”). Under the terms of the Agreement, each share of common stock of Revett outstanding immediately prior to the effective time of the merger will be exchanged for 0.1622 of a share of our common stock, with cash paid in lieu of fractional shares. Revett had 39,273,989 shares of common stock outstanding immediately prior to the effective time of the merger. The Agreement is filed as Exhibit 2.1 to this report on Form 8-K and is incorporated herein by reference.

The Agreement has been incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Agreement contains representations and warranties by the Company, RHL, and Revett. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure schedule that the Company has exchanged in connection with signing the Agreement. While the Company does not believe that it contains information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedule does contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Accordingly you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01. Other Events

On June 15, 2015, the Company issued a press release announcing the closing of the Revett acquisition. A copy of the news release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements for Businesses Acquired.

The unaudited financial statements of Revett as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and March 31, 2014 are filed as Exhibit 99.2 and incorporated in their entirety herein by reference. The audited financial statements of Revett as of and for the years ended December 31, 2014 and 2013 are filed as Exhibit 99.3 and incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information as of and for the three-month period ended March 31, 2015, and for the year ended December 31, 2014, is furnished as Exhibit 99.4 and incorporated in its entirety herein by reference.

(d)	Exhibits

2.1	Agreement and Plan of Merger dated as of March 26, 2015, as amended, by and among Hecla Mining Company, its wholly owned subsidiary, RHL Holdings, Inc., and Revett Mining Company, Inc.

23.1	Consent of BDO USA, LLP.

99.1	News Release dated June 15, 2015.

99.2	Unaudited financial statements of Revett as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and March 31, 2014.

99.3	Audited financial statements of Revett as of and for the years ended December 31, 2014 and 2013.

99.4	Unaudited pro forma condensed combined financial statements of Hecla giving effect to the acquisition of Revett as of and for the three-month period ended March 31, 2015, and for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
Name:	David C. Sienko Vice President and General Counsel

Dated: June 15, 2015